UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2007
Giga-tronics Incorporated
(Exact name of registrant as specified in its charter)

California	0-12719	94-2656341

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

4650 Norris Canyon Road, San Ramon, CA	94583

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (925) 328-4650
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities.
(a)   On April 20, 2007, Giga-tronics Inc. reduced its workforce by 10%.
(b)   The costs accociated with this action include approximately $81,000 as a one-time termination benefit.
(c)   The total amount of costs are estimated to be $81,000.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b)   On April 25, 2007, Giga-tronics Incorporated (the “Corporation”) announced that Daniel S. Markowitz, President of Microsource Inc., had been released from his position as part of the Corporation’s consolidation efforts.
9.01. Financial Statements and Exhibits
(c)   Exhibits:
An exhibit index has been attached to this report and is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2007	GIGA-TRONICS INCORPORATED
	By:	/s/ Patrick J. Lawlor
Patrick J. Lawlor
VP Finance, Chief Financial Officer and Secretary

Exhibit Index

Exhibit
Number	Description

99.1	Press release dated April 25, 2007, announcing the departure of a Principal Officer and Next Phase of the Company’s Reorganization Plan.

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